Putnam
Investment
Grade
Municipal
Trust II

SEMIANNUAL REPORT

October 31, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "Although we expect discussions of broader tax reform to continue, it is our belief that the flat tax will not be an issue in the near future and that the municipal market will tend to maintain its current valuation level relative to the taxable markets. These valuations have strengthened recently as investor confidence has increased."

                        -- Richard P. Wyke, Fund Manager
                           Putnam Investment Grade Municipal Trust II

     CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

12     Portfolio holdings

17     Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Investment Grade Municipal Trust II's fiscal year finished on a more propitious note than it began. During the six months ended October 31, 1996, your fund -- and the rest of the tax-exempt bond market -- made up ground lost to the challenges presented by the flat-tax concerns and worry that a still-vibrant economy would ignite the fires of inflation.

As investors gradually concluded that their fears may have been misplaced, the fixed-income market environment has shown steady improvement. Prospects for the second half of your fund's fiscal year now seem more positive. Demand for tax-exempt securities is strong, especially relative to their fairly modest supply. The economy, interest rates, and inflation remain generally favorable.

I am pleased to announce that Richard Wyke has assumed management of your fund. Rick has 14 years of investment experience and has been managing municipal bond portfolios at Putnam since 1987. He reviews the fund's performance and prospects in the report that follows.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

December 18, 1996



Report from the Fund Manager
Richard P. Wyke


During the first half of Putnam Investment Grade Municipal Trust II's fiscal year, your fund has benefited from a relatively flat interest-rate environment, increasing levels of investor confidence, and a strategic shift in emphasis toward intermediate-term bonds. We are pleased to report that the fund completed the first half of fiscal 1997 on October 31, 1996, with solid performance and optimistic prospects for the remainder of the fiscal year. Total returns were 4.20% at net asset value and 3.45% at market price. Additional information is shown in the performance tables that begin on page 9.

* SUPPLY/DEMAND BALANCE SHIFT NOW FAVORS GROWING SUPPLY

Although we expect discussions of broader tax reform to continue, it is our belief that the flat tax will not be an issue in the near future and that the municipal market will tend to maintain its current valuation level relative to the taxable markets. These valuations have strengthened recently as investor confidence has increased. Demand benefited from strong retail investor interest as well as from insurance companies. Those two sectors, along with the mutual fund sector, represent almost all of the demand for municipal bonds. While the mutual fund sector saw negligible cash inflow and outflow during the period, there was sufficient demand from the other two sectors to support prices in the municipal market.

On the supply side, approximately $170 billion worth of new issue municipal bonds is expected to reach the market by the end of calendar 1996. While that amount is still much lower than the market's peak (roughly $295 billion in 1993), it represents an increase over last year's new issue level. This means that earlier concerns about the vanishing municipal bond supply have not materialized.

One aspect of municipal bond demand we have discussed in past reports has been the large number of pre-refunded bonds awaiting redemption. These pre-refundings in the past have allowed us to know the exact point at which the bonds would be retired and thus have enabled us to plan effectively for reinvestment of the assets. With the passing of 1996, we expect to see fewer bonds redeemed through pre-refundings. Instead, we believe the cash flows into the retail, insurance company, and mutual fund sectors of the market will be the primary sources of demand.

* SHIFT TO BULLETED STRUCTURE INTENDED TO BOOST INCOME

There are basically five variables with which we work in terms of your fund's portfolio structure and strategy. First and most important is duration -- a measure of sensitivity to interest-rate changes. A longer duration can mean a more volatile portfolio if rates rise. But a longer duration is also more likely to provide greater capital appreciation if rates decline. Conversely a shorter duration can help preserve portfolio value when interest rates rise. During the semiannual period, the fund's net interest-rate sensitivity has roughly coincided with the average duration for the long-term municipal bond fund universe. This means that your fund's exposure to interest-rate risk is neither more nor less than that of the broader market.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS*]

TOP INDUSTRY SECTORS*

Water and sewerage               17.0%

Utilities                        15.8%

Hospitals/health care            15.7%

Transportation                   13.5%

Education                         8.2%

Footnote reads:
*Based on net assets as of 10/31/96. Holdings will vary over time.


The second important variable in terms of fund performance is the portfolio's yield curve positioning. During the period, we reallocated the fund's assets from a barbell maturity structure to a bulleted maturity structure. By this we mean that we made a pronounced shift of assets roughly positioned at the short-term and the long-term ends of the interest-rate spectrum to a concentration of holdings with midrange maturities between 15 and 25 years. That strategy is intended to generate a higher-yielding portfolio.

* CREDIT AND SECTOR SELECTION STRATEGIES PROVE REWARDING

The fund's credit quality breakdown and sector selection make up the third performance variable. In our opinion, it is more advantageous in today's market to allocate some portion of the portfolio to Baa-rated bonds. While your fund's portfolio has an average credit quality of Aa, the fund is underweighted in Aa-rated and A-rated bonds. The fund's Aa credit quality average comes from a mixture of Aaa-rated and Baa-rated bonds.

A look at the fund's sector selection reveals that bonds issued to support Denver International Airport, fixtures in the portfolio for some time, remain key holdings. These bonds continue to offer attractive financial performance and are rated as investment grade by both major rating agencies. In our view, these bonds are worthwhile holdings because of their potential for generating a high level of income with periodic opportunities to provide attractive market price returns.

In the health-care sector, we believe the opportunities offered by corporate mergers and taxable buyouts have been fully priced into the market. We now view this sector as more of a trading market in which the focus is on buying bonds that have lagged a rally or selling bonds that have outperformed in a market correction. We anticipate that in coming months we will diversify the fund's sector risk further by shifting more assets into the airline, waste management, and nursing home sectors.

* NONCALLABLE STRUCTURE AND FINANCIAL LEVERAGE PROVE BENEFICIAL

The management of price volatility is the fourth variable affecting your fund's performance. Volatility is reflected in how much and how often the price of a security changes, up or down. Rapid, wide price swings indicate a high degree of volatility. We believe there are unique valuations that occur in the municipal bond market because of call structure in conjunction with shapes of the yield curve and the coupon on a bond. It is our belief, in general, that noncallable bonds are currently undervalued in the municipal market and have been for a long time. In other words, we believe the market is underestimating their potential for rising volatility. We have attempted whenever possible to build a noncallable structure into the portfolio and to focus on other areas in which such potential, in our view, is being overlooked by the market.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Broward County Resource Recovery Revenue Bonds (Florida)
7.95s, 12/1/08

Metro Government Nashville and Davidson County, Tennessee Water and
Sewer
Inverse floating bonds, AMBAC, 8.317s, 1/1/22

Central Lake County, Joint Action Water Agency Revenue Bonds (Illinois)
6s, 2/1/19

Burke County Development Authority Control Revenue Bonds (Georgia) Municipal Bond Investors Assurance Corporation 8s, 1/1/22

New York State Dormitory Authority Revenue Bonds
Series A, 7.7s, 5/15/12

New York City Water and Sewer Revenue Bonds
Refunded, Series C, 7 3/4s, 6/15/20

Babylon Industrial Development Agency Resource Recovery Revenue Bonds
(New York)
Series A, 8 1/2s, 1/1/19

Western Township Utility Authority Sewer Disposal System Revenue Bonds
(Michigan)
8.2s, 1/1/18

Claiborne County Pollution Control Revenue Bonds (Mississippi)
Series C, 9 7/8s, 12/1/14

California State General Obligation Bonds
6 1/4s, 9/1/08

Footnote reads:
These holdings represent 31.2% of the fund's assets as of 10/31/96. Portfolio holdings will vary over time.


The last primary driver of your performance is financial leverage. To enhance the income stream, the fund issues preferred shares that pay dividends at prevailing short-term rates. These shares are sold to corporate and institutional investors; the resulting assets are then invested in longer-term bonds with higher yields. The difference between the dividends paid to holders of preferred shares and the income earned by the fund augments the flow of income to holders of common shares. Given the continuing prospect for low short-term interest rates in general, we believe the effects of leverage should continue to be positive over the near term.

* OUTLOOK: UNDERVALUED MUNICIPAL BOND MARKET BODES WELL FOR FUND IN 1997

Fundamentally, given the growing prospect for slow growth in 1997 and the lack of evidence that wage pressures are pushing on general inflation rates, we believe interest-rate levels should continue to decline. That prospect, coupled with the seasonal bulge in the municipal market, should result in what we expect will be an undervalued municipal bond market. We expect that prices in the municipal bond market may move up over the near term, a situation that could bode well for your fund.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Investment Grade Municipal Trust II is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 10/31/96
(common shares)

                                       Lehman Bros.
                             Market     Municipal         Consumer
                       NAV    price    Bond Index         Price Index
------------------------------------------------------------------------
6 months              4.20%   3.45%       4.54%              1.28%
------------------------------------------------------------------------
1 year                4.36    7.96        5.71               2.99
------------------------------------------------------------------------
3 years              11.37   14.82       16.14               8.65
Annual average        3.66    4.72        5.11               2.80
------------------------------------------------------------------------
Life (11/27/92)      31.47   23.10       30.16              11.48
Annual average        7.21    5.43        6.96               2.80
------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)
(common shares)

                                                            Market
                                          NAV                price
------------------------------------------------------------------------
6 months                                  2.34%             -0.21%
------------------------------------------------------------------------
1 year                                    5.09               7.00
------------------------------------------------------------------------
3 year                                   12.70              10.69
Annual average                            4.07               3.44
----------------------------------------------------------------------
Life (11/27/92)                          30.07              20.20
Annual average                            7.09               4.91
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 10/31/96

------------------------------------------------------------------------
Distributions (common shares)                  6
------------------------------------------------------------------------
Income                                     $0.48
-----------------------------------------------------------------------
  Total                                    $0.48
-----------------------------------------------------------------------
Preferred shares                  Series A             Series B
                                (630 shares)         (630 shares)
------------------------------------------------------------------------
Income                            $945.52              $828.81
------------------------------------------------------------------------
  Total                           $945.52              $828.81
------------------------------------------------------------------------
Share value (common shares)         NAV              Market price
-----------------------------------------------------------------------
4/30/96                           $13.79               $13.875
------------------------------------------------------------------------
10/31/96                           13.89                13.875
-----------------------------------------------------------------------
Current return (common shares)      NAV              Market price
End of Period
------------------------------------------------------------------------
Current dividend rate1              6.91%                6.92%
------------------------------------------------------------------------
Taxable equivalent2                11.44                11.46
------------------------------------------------------------------------

1Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

2Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, the liquidation preference and cumulative undeclared dividends paid on the remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.

COMPARATIVE BENCHMARKS

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.




Portfolio of investments owned
October 31, 1996 (Unaudited)

                   Key to Abbreviations
                   AMBAC        --AMBAC Indemnity Corporation
                   FGIC         --Financial Guaranty Insurance Company
                   FSA          --Financial Security Assurance
                   G.O. Bonds   --General Obligation Bonds
                   IFB          --Floating Rate Bonds
                   MBIA         --Municipal Bond Investors Assurance Corporation
                   VRDN         --Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (98.2%) *
PRINCIPAL AMOUNT                                                                     RATINGS**                     VALUE

Arizona  (0.9%)
------------------------------------------------------------------------------------------------------------------------
       $2,235,000  Gila Cnty., Indl. Dev. Auth. Poll.
                   Control Rev. Bonds (Asarco Inc.),
                   Ser. 85, 8.9s, 7/1/06                                               Baa                     2,356,517

California  (8.2%)
------------------------------------------------------------------------------------------------------------------------
        1,000,000  CA Poll. Control Fin. Auth. VRDN
                   (Shell Oil Co.), Ser. A, 3.5s, 10/1/07                              VMIGI                   1,000,000
                   CA State G.O. Bonds
        3,855,000  7s, 8/1/07                                                          A                       4,466,981
        6,000,000  6 1/4s, 9/1/08                                                      A                       6,622,500
        2,500,000  CA State U. IFB, AMBAC, 9.985s, 11/1/21
                   (aquired 9/2/94, cost $2,681,272) (double dagger)                   Aaa                     2,962,500
        6,000,000  Foothill/Eastern, Corridor Agcy. Toll Rd. Rev. Bonds,
                   Sr. Lien, Ser. A, zero %, 1/1/08                                    Baa                     3,810,000
        1,465,000  Fountain Valley, Cmnty. Dev. Agcy. Tax Alloc.
                   Rev. Bonds (Indl. Area Redev.), 9.1s, 1/1/16                        BBB                     1,492,645
                                                                                                            ------------
                                                                                                              20,354,626

Colorado  (9.2%)
------------------------------------------------------------------------------------------------------------------------
                   Denver, City & Cnty. Arpt Rev. Bonds, Ser. A
        5,000,000  8 3/4s, 11/15/23                                                    Baa                     5,887,500
        2,500,000  8 1/2s, 11/15/23                                                    Baa                     2,859,375
        1,670,000  8s, 11/15/25                                                        Baa                     1,880,838
        1,000,000  8s, 11/15/25                                                        Baa                     1,121,250
        2,175,000  8s, 11/15/17                                                        Baa                     2,287,382
        1,000,000  Ser. D, 7 3/4s, 11/15/13                                            Baa                     1,201,250
                   Highlands Ranch, G.O. Bonds, Dist. No. 2, FSA
        1,000,000  6 1/2s, 6/15/09                                                     Aaa                     1,103,750
          780,000  6 1/4s, 6/15/08                                                     Aaa                       846,300
        5,250,000  SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                   (Newport Village), Ser. A-8, FSA, 7.1s, 1/1/30                      Aaa                     5,709,375
                                                                                                            ------------
                                                                                                              22,897,020

Florida  (7.1%)
------------------------------------------------------------------------------------------------------------------------
       11,000,000  Broward Cnty., Resource Recvy. Rev. Bonds
                  (SES Broward Cnty. LP South), 7.95s, 12/1/08                         A                      12,127,500
        1,000,000  FL State Board of Education Cap. Outlay G.O. Bonds,
                   Ser. A, 7 1/4s, 6/1/23                                              Aa                      1,100,000
        5,000,000  Port Everglades, Auth. Port Impt. Rev. Bonds,
                   Ser. A, 5s, 9/1/16                                                  BBB                     4,331,250
                                                                                                            ------------
                                                                                                              17,558,750

Georgia  (3.0%)
------------------------------------------------------------------------------------------------------------------------
        6,340,000  Burke Cnty., Dev. Auth. Control Rev. Bonds
                   (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22#                     Aaa                     7,512,900

Illinois  (4.1%)
------------------------------------------------------------------------------------------------------------------------
        7,750,000  Central Lake Cnty., Joint Action Wtr. Agcy.
                   Rev. Bonds, 6s, 2/1/19                                              Aa                      7,905,000
        2,090,000  Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                   (United Air Lines, Inc.), Ser. C, 8.2s, 5/1/18                      Baa                     2,267,650
                                                                                                            ------------
                                                                                                              10,172,650

Indiana  (0.9%)
------------------------------------------------------------------------------------------------------------------------
        2,000,000  Marion Cnty., Ind. Convention & Rec. Fac. Auth. Rev. Bonds
                   (Excise Tax Rev. Lease Rental), Ser. A, AMBAC, 7s, 6/1/21           Aaa                     2,187,500

Kansas  (1.2%)
------------------------------------------------------------------------------------------------------------------------
        2,600,000  Burlington Poll. Control Rev. Bonds (Kansas Gas
                   & Electric Co.), MBIA, 7s, 6/1/31                                   Aaa                     2,866,500

Louisiana  (1.1%)
------------------------------------------------------------------------------------------------------------------------
        2,000,000  Beauregard, Parish Rev. Bonds (Boise Cascade Corp.),
                   7 3/4s, 6/1/21                                                      Baa                     2,160,000
          500,000  St. Charles Parish, Poll. Control Rev. Bonds
                   (LA Pwr. & Lt.), 8 1/4s, 6/1/14                                     Baa                       545,625
                                                                                                            ------------
                                                                                                               2,705,625

Maryland  (1.3%)
------------------------------------------------------------------------------------------------------------------------
        3,000,000  MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
                   (Johns Hopkins U.), 7 1/2s, 7/1/20                                  Aa                      3,195,000

Massachusetts  (5.4%)
------------------------------------------------------------------------------------------------------------------------
                   MA State Hlth. & Edl. Fac. Auth. IFB
        5,500,000  (Med. Ctr. of Central MA), Ser. B, AMBAC, 9.22s, 6/23/22            Aaa                     6,276,875
        2,000,000  (Boston U.), Ser. L, MBIA, 9.495s, 10/1/31                          Aaa                     2,292,500
        3,000,000  MA State Port Auth. Rev. Bonds, 13s, 7/1/13                         Aaa                     4,788,750
                                                                                                            ------------
                                                                                                              13,358,125

Michigan  (4.4%)
------------------------------------------------------------------------------------------------------------------------
        2,000,000  Detroit, Wtr. Supply Syst. IFB, FGIC, 8.841s, 7/1/22                Aaa                     2,202,500
        2,000,000  MI State Job Dev. Auth. Rev. Bonds
                   (Pontiac Hosp.), 6s, 2/1/24                                         Baa                     1,895,000
        6,250,000  Western Township, Util. Auth. Swr. Disp. Syst.
                   Rev. Bonds, 8.2s, 1/1/18                                            BBB                     6,804,688
                                                                                                            ------------
                                                                                                              10,902,188

Minnesota  (5.6%)
------------------------------------------------------------------------------------------------------------------------
                   St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                   (Healtheast), Ser. B
        5,500,000  9 3/4s, 11/1/17                                                     Baa                     5,860,910
        4,790,000  9 5/8s, 11/1/08                                                     Baa                     5,098,572
        3,000,000  Western MN Muni. Pwr. Agcy. Supply Rev. Bonds,
                   Ser. A, 7s, 1/1/13                                                  A                       3,075,510
                                                                                                            ------------
                                                                                                              14,034,992

Mississippi  (2.7%)
------------------------------------------------------------------------------------------------------------------------
        6,000,000  Claiborne Cnty., Poll. Control Rev. Bonds (Middle
                   South Energy, Inc.), Ser. C, 9 7/8s, 12/1/14                        Ba                      6,682,500

New York  (20.2%)
------------------------------------------------------------------------------------------------------------------------
        6,370,000  Babylon, Indl. Dev. Agcy. Resource Recvy. Rev. Bonds
                   (Ogden Martin Syst.), Ser. A, 8 1/2s, 1/1/19                        Aaa                     6,983,113
        2,600,000  NY City, Muni. Wtr. Fin. Auth. VRDN,
                   Ser. G, FGIC, 3.6s, 6/15/24                                         VMIGI                   2,600,000
        6,250,000  NY City, Wtr. & Swr. Syst. Rev. Bonds,
                   Ser. C, 7 3/4s, 6/15/20                                             Aaa                     7,164,063
                   NY State G.O. Bonds
        2,000,000  Ser. A, 6s, 7/15/07                                                 A                       2,175,000
        2,000,000  Ser. C, 6s, 10/1/04                                                 A                       2,157,500
                   NY State Dorm. Auth. Rev. Bonds (State U.
                   Edl. Fac.), Ser. A
        6,500,000  7.7s, 5/15/12                                                       Aaa                     7,304,375
        5,000,000  5 7/8s, 5/15/17                                                     Baa                     5,000,000
                   NY State Energy Research & Dev. Auth. Rev. Bonds
                   (Cons. Edison Co.), Ser. A
        2,000,000  7 3/4s, 1/1/24                                                      A                       2,095,000
        5,000,000  7 1/2s, 1/1/26                                                      A                       5,393,750
                   NY State Urban Dev. Corp. Rev. Bonds (Syracuse U.)
        1,440,000  6s, 1/1/07                                                          Baa                     1,485,000
        1,360,000  6s, 1/1/06                                                          Baa                     1,402,500
        1,000,000  (Correctional Fac.), Ser. A, 5 1/2s, 1/1/14                         Baa                       962,500
        5,165,000  Suffolk Cnty., Wtr. Auth. Rev. Bonds, Sub. Lien,
                   MBIA, 6s, 6/1/14                                                    Aaa                     5,552,375
                                                                                                            ------------
                                                                                                              50,275,176

North Carolina  (1.1%)
------------------------------------------------------------------------------------------------------------------------
        2,800,000  NC Muni Pwr. Agcy., MBIA, 5 1/4s, 1/1/07                            AAA                     2,831,500

Pennsylvania  (5.2%)
------------------------------------------------------------------------------------------------------------------------
        3,000,000  Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                   (Magee-Womens Hosp.), FGIC, 6s, 10/1/13                             Aaa                     3,090,000
        5,000,000  Dauphin Cnty., Auth. Hosp. Rev. Bonds (Hapsco-Western
                   PA Hosp. Project), Ser. A, MBIA, 6 1/2s, 7/1/12                     Aaa                     5,325,000
        1,800,000  Lehigh Cnty., Gen. Purp. Auth. Rev. Bonds (Hosp.
                   Healtheast Inc.), Ser. A, 9s, 7/1/15                                A                       1,896,210
        2,700,000  Philadelphia, Hosp. & Higher Ed. Auth. Rev. Bonds
                   (Graduate Hlth. Syst.), Ser. A, 6 1/4s, 7/1/13                      BBB                     2,581,875
                                                                                                            ------------
                                                                                                              12,893,085

Puerto Rico  (4.9%)
------------------------------------------------------------------------------------------------------------------------
        2,000,000  Cmnwlth. of PR, Aqueduct & Swr. Auth.
                   Rev. Bonds, 6 1/4s, 7/1/12                                          A                       2,175,000
        4,500,000  Cmnwlth. of PR, Med. and Env. Poll. Ctrl. Fac.
                   Rev. Bonds (Baxter Int. Inc.), 8s, 9/1/12                           A                       4,888,125
        3,000,000  PR Elec. Pwr. Auth. Rev. Bonds, Ser. N, 5s, 7/1/12                  A                       2,790,000
        2,500,000  PR Hwy. & Trans. Auth. Rev. Bonds, 5 1/2s, 7/1/26                   A                       2,400,000
                                                                                                            ------------
                                                                                                              12,253,125

South Carolina  (2.2%)
------------------------------------------------------------------------------------------------------------------------
        5,000,000  Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                   (Bayerische Motoren Werke), 7.55s, 11/1/24                          A/P                     5,387,500

Tennessee  (4.2%)
------------------------------------------------------------------------------------------------------------------------
        8,300,000  Metro. Govt. Nashville & Davidson Cnty., Wtr.
                   & Swr. IFB, AMBAC, 8.317s, 1/1/22                                   Aaa                     8,549,000
        1,750,000  Metro. Govt. Nashville & Davidson Cnty., Wtr.
                   & Swr. Rev. Bonds, MBIA, 6s, 1/1/07                                 Aaa                     1,883,438
                                                                                                            ------------
                                                                                                              10,432,438

Texas  (4.5%)
------------------------------------------------------------------------------------------------------------------------
        3,815,000  Dallas, Indpt Schl. Dist Rev. Bonds, 8/15/07                        Aaa                     2,165,010
        5,060,000  Matagorda Cnty., Poll. Control Rev. Bonds
                   (Houston Pwr. & Lt. Co.), MBIA, 7 7/8s,  2/1/19                     Aaa                     5,357,275
        3,500,000  North Central, Hlth. Fac. Dev. Corp. Rev. Bonds
                   (Presbyterian Hlth. Syst.), MBIA, 6.685s, 6/22/21                   Aaa                     3,696,875
                                                                                                            ------------
                                                                                                              11,219,160

Utah  (0.8%)
------------------------------------------------------------------------------------------------------------------------
        2,800,000  Salt Lake Cnty., Wtr. Conservancy Dist.
                   Rev. Bonds, Ser. A, AMBAC, 10/1/02                                  Aaa                     2,100,000
------------------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $240,512,474)***                                                $ 244,176,877
------------------------------------------------------------------------------------------------------------------------

                *  Percentages indicated are based on net assets of $248,564,707.
               ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 1996.
                   Securities rated by Putnam are indicated by "/P" and are not publicly rated.
              *** The aggregate identified cost on a tax basis is $240,512,474, resulting in gross unrealized appreciation and depreciation of $6,353,545 and $2,689,142, respectively, or net unrealized appreciation of $3,664,403.
  (double dagger)  Restricted, excluding 144A securities, as to public resale.
                   The total market value of restricted securities held at October 31, 1996 was $2,962,500 or
                   1.2% of net assets.
                # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October 31, 1996.

                   The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at October 31, 1996.

                   The fund had the following industry group concentrations greater than 10% at
                   October 31, 1996 (as a percentage of net assets):

                   Water & sewerage                17.0%
                   Utilities                       15.8
                   Hospitals/health care           15.7
                   Transportation                  13.5

                   The fund had the following insurance
                   concentration greater than 10% at
                   October 31, 1996 (as a percentage of net assets):

                   MBIA                            15.0%

Futures Contracts Outstanding at October 31, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------------
                                                       Aggregate Face       Expiration       Unrealized
                                     Total Value           Value            Date           Depreciation
-------------------------------------------------------------------------------------------------------
Municipal Bond Futures (Short)       $3,476,250          $3,457,759         Dec 96           $(18,491)
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
October 31, 1996 (Unaudited)

Assets
-------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $240,512,474) (Note 1)                                              $244,176,877
-------------------------------------------------------------------------------------------------
Cash                                                                                      400,811
-------------------------------------------------------------------------------------------------
Interest receivable                                                                     5,437,164
-------------------------------------------------------------------------------------------------
Receivable for securities sold                                                            210,000
-------------------------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                                  5,692
-------------------------------------------------------------------------------------------------
Total assets                                                                          250,230,544

Liabilities
-------------------------------------------------------------------------------------------------
Payable for variation margin                                                               18,750
-------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                   1,068,509
-------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              445,930
-------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                 23,118
-------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                  78
-------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                2,574
-------------------------------------------------------------------------------------------------
Other accrued expenses                                                                    106,878
-------------------------------------------------------------------------------------------------
Total liabilities                                                                       1,665,837
-------------------------------------------------------------------------------------------------
Net assets                                                                           $248,564,707

Represented by
-------------------------------------------------------------------------------------------------
Series A and B remarketed preferred shares
(1,260 shares issued and outstanding at $50,000
per share) (Note 4)                                                                   $63,000,000
-------------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                             186,297,698
-------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                            1,615,584
-------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment (Note 1)                                   (5,994,487)
-------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              3,645,912
-------------------------------------------------------------------------------------------------
Total - Representing net assets applicable to
capital shares outstanding                                                           $248,564,707

Computation of net asset value:
-------------------------------------------------------------------------------------------------
Remarketed preferred shares                                                           $63,000,000
-------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                             70,889
-------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares liquidation preference            $63,070,889
-------------------------------------------------------------------------------------------------
Net assets available to common shares                                                $185,493,818
-------------------------------------------------------------------------------------------------
Net asset value per common share ($185,493,818 divided by 13,357,092)                      $13.89
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended October 31, 1996 (Unaudited)

Tax exempt interest income:                                                                     $8,192,035
----------------------------------------------------------------------------------------------------------
Expenses:
----------------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                                   879,390
----------------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                                      83,735
----------------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                                    6,177
----------------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                                     3,836
----------------------------------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                                                       2,674
----------------------------------------------------------------------------------------------------------
Reports to shareholders                                                                             19,149
----------------------------------------------------------------------------------------------------------
Registration fees                                                                                      935
----------------------------------------------------------------------------------------------------------
Auditing                                                                                            36,922
----------------------------------------------------------------------------------------------------------
Legal                                                                                                7,932
----------------------------------------------------------------------------------------------------------
Postage                                                                                             77,294
----------------------------------------------------------------------------------------------------------
Exchange listing fees                                                                               12,130
----------------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                              73,500
----------------------------------------------------------------------------------------------------------
Other                                                                                                2,409
----------------------------------------------------------------------------------------------------------
Total expenses                                                                                   1,206,083
----------------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                         (18,626)
----------------------------------------------------------------------------------------------------------
Net expenses                                                                                     1,187,457
----------------------------------------------------------------------------------------------------------
Net investment income                                                                            7,004,578
----------------------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                                (1,508,190)
----------------------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1 and 3)                                             209,861
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures contracts during the period               3,153,259
----------------------------------------------------------------------------------------------------------
Net gain on investments                                                                          1,854,930
----------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                            $8,859,508
----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Statement of changes in net assets
                                                                      Six months
                                                                           ended            Year ended
                                                                      October 31              April 30
                                                                            1996*                 1996
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
------------------------------------------------------------------------------------------------------
Operations:
------------------------------------------------------------------------------------------------------
Net investment income                                                 $7,004,578           $14,514,332
------------------------------------------------------------------------------------------------------
Net realized loss on investments                                      (1,298,329)           (1,182,577)
------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              3,153,259              (153,702)
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   8,859,508            13,178,053
------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders from:
------------------------------------------------------------------------------------------------------
Net investment income                                                 (1,117,832)           (2,344,964)
------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding
cumulative undeclared dividends on remarketed preferred
shares of $70,889 and $57,495, respectively)                           7,741,676            10,833,089
------------------------------------------------------------------------------------------------------
Distributions to common shareholders from:
------------------------------------------------------------------------------------------------------
Net investment income                                                 (6,411,095)          (12,822,245)
------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                1,330,581            (1,989,156)
------------------------------------------------------------------------------------------------------
Net assets
------------------------------------------------------------------------------------------------------
Beginning of period                                                  247,234,126           249,223,282
------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $1,615,584 and $2,139,933, respectively)                  $248,564,707          $247,234,126
------------------------------------------------------------------------------------------------------
Number of fund shares
------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period              13,357,092            13,357,092
------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                                1,260                 1,260
------------------------------------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                    Six months
                                                                         ended
                                                                    October 31
                                                                   (Unaudited)                Year ended April 30
                                                         --------------------------------------------------------------
                                                                          1996                 1996                 1995
                                                         ---------------------------------------------------------------
Net asset value, beginning of period                                    $13.79               $13.94               $14.30
------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      .52                 1.09                 1.14
------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     .14                 (.10)                (.16)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .66                  .99                  .98
------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------
From net investment income
------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                               (.08)                (.18)                (.15)
------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                  (.48)                (.96)                (.96)
------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                 --                   --                   --
------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                    --                   --                   --
------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments
------------------------------------------------------------------------------------------------------------------------
  To preferred shareholders                                                --                   --                  (.03)
------------------------------------------------------------------------------------------------------------------------
  To common shareholders                                                   --                   --                  (.20)
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.56)               (1.14)               (1.34)
------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                                             --                   --                    --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                          $13.89               $13.79               $13.94
------------------------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                            $13.875              $13.875               $12.75
------------------------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(d)            3.45*               16.62                 5.39
------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund) (in thousands)                 $248,565             $247,234             $249,223
------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(e)(f)                          .66*                1.24                 1.28
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(e)               3.20*                6.41                 7.10
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              35.19*              160.28                85.63
------------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)
                                                                                        For the period
                                                                                      November 27, 1992
                                                                                      (commencement of
                                                                     Year ended        operations) to
                                                                      April 30             April 30
                                                  ------------------------------------------------------
                                                                        1994                 1993
                                                  ------------------------------------------------------
Net asset value, beginning of period                                  $15.00               $14.06 (a)
--------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                                   1.16                  .44 (b)
--------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                  (.66)                 .95
--------------------------------------------------------------------------------------------------------
Total from investment operations                                         .50                 1.39
--------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------
From net investment income
--------------------------------------------------------------------------------------------------------
  To preferred shareholders                                             (.15)                (.03)(c)
--------------------------------------------------------------------------------------------------------
  To common shareholders                                                (.96)                (.32)
--------------------------------------------------------------------------------------------------------
From net realized gain on investments
--------------------------------------------------------------------------------------------------------
  To preferred shareholders                                             (.01)                  --
--------------------------------------------------------------------------------------------------------
  To common shareholders                                                (.08)                  --
--------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                                                  --
--------------------------------------------------------------------------------------------------------
  To preferred shareholders                                               --                   --
--------------------------------------------------------------------------------------------------------
  To common shareholders                                                  --                   --
--------------------------------------------------------------------------------------------------------
Total distributions                                                    (1.20)                (.35)
--------------------------------------------------------------------------------------------------------
Preferred share offering costs                                            --                 (.10)
--------------------------------------------------------------------------------------------------------
Net asset value, end of period (common shares)                        $14.30               $15.00
--------------------------------------------------------------------------------------------------------
Market value, end of period (common shares)                           $13.25               $14.63
--------------------------------------------------------------------------------------------------------
Total investment return at market value (common shares) (%)(d)         (2.81)               (0.88)*
--------------------------------------------------------------------------------------------------------
Net assets, end of period (total fund) (in thousands)               $254,025             $263,388
--------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(e)(f)                       1.14                  .27(b)*
--------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)(e)             6.66                 2.89(b)*
--------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            32.27                 4.65*
--------------------------------------------------------------------------------------------------------

   * Not annualized.

 (a) Represents initial net asset value of $14.10 less offering expenses of approximately $0.04.

 (b) Reflects an expense limitation in effect during the period November 27,
     1992 to February 19, 1993. As a result of such limitation, expenses for the period ended April 30, 1993 reflect a reduction of $0.02 per share.

 (c) Preferred shares were issued on February 18, 1993.

 (d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (e) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

 (f) The ratio of expenses to average net assets for the period ended April 30, 1996 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts.(Note 2)



Notes to financial statements
October 31, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal securities that the fund's Manager believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Manager following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 1996, the fund had a capital loss carryover of approximately $2,578,000 available to offset future net capital gain, if any, which will expire on April 30, 2004.

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rates for the remarketed preferred shares on October 31, 1996 were: Series A - 3.45%, Series B - 3.45%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund (including accrued interest and dividends), less all liabilities (including accrued expenses) and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds, and original issue bonds are accreted according to the effective yield method.

H) Unamortized organization expenses Expenses incurred by the fund in connection with it organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $26,528. These expenses are being amortized on a straight-line basis over a five-year period.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of any excess over $1.5 billion of such average net asset value subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended October 31, 1996, fund expenses were reduced by $18,626 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $780 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the six months ended October 31, 1996, purchases and sales of investment securities other than short-term investments aggregated $105,894,647 and $83,713,399, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A (630) and B (630) shares are redeemable at the option of the fund on an dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 1996, no such restrictions have been placed on the fund.



Results of October 31, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on October 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                            Common Shares          Preferred Shares
                                      Votes                    Votes
                          Votes for   withheld    Votes for   withheld

Jameson Adkins Baxter     8,147,151    103,215        830        0
Hans H. Estin             8,147,151    103,215        830        0
John A. Hill                                          830        0
R.J. Jackson              8,147,151    103,215        830        0
Elizabeth T. Kennan       8,147,151    103,215        830        0
Lawrence J. Lasser        8,146,818    103,548        830        0
Robert E. Patterson                                   830        0
Donald S. Perkins         8,144,380    105,986        830        0
William F. Pounds         8,144,380    105,986        830        0
George Putnam             8,146,818    103,548        830        0
George Putnam, III        8,147,151    103,215        830        0
Eli Shapiro               8,142,240    108,126        830        0
A.J.C. Smith              8,147,151    103,215        830        0
W. Nicholas Thorndike     8,147,151    103,215        830        0




Results of October 31, 1996 shareholder meeting (continued)
(Unaudited)

---------------------------------------------------------------------------------------------------------------------
                                                      Common Shares                         Preferred shares
---------------------------------------------------------------------------------------------------------------------
                                                                   Abstentions                            Abstentions
                                             Votes        Votes     and Broker     Votes        Votes      and Broker
                                               For      Against      Non-Votes       For      Against       Non-Votes
---------------------------------------------------------------------------------------------------------------------
A proposal to ratify the selection of
Coopers & Lybrand L.L.P. as auditors
for the fund was approved as follows     8,056,529       58,453        135,384       828            0               2
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to diversification of
investments was approved as follows      6,779,762      253,048      1,217,556       827            0               3
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to investments in the
securities of a single issuer was
approved as follows                      6,607,136      378,074      1,265,156       826            1               3
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to making loans through
purchases of debt obligations,
repurchase agreements and securities
loans was approved as follows            6,380,006      612,317      1,258,043       826            1               3
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to concentration of its
assets was approved as follows           6,629,109      360,191      1,261,066       826            1               3
---------------------------------------------------------------------------------------------------------------------
A proposal to amend the fund's
fundamental investment restriction
with respect to investments in
commodities or commodity contracts
was approved as follows                  6,349,726      668,285      1,232,355       826            1               3
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in
securities of issuers in which
management of the fund or Putnam
Investment Management, Inc. owns
securities was approved as follows       6,430,239      566,559      1,253,568       827            0               3
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to margin transactions
was approved as follows                  6,281,460      725,150      1,243,756       826            1               3
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to short sales was
approved as follows                      6,327,850      661,756      1,260,760       826            1               3
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
which limits the fund's ability to
pledge assets was approved as follows    6,281,983      703,892      1,264,491       827            0               3
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in
certain oil, gas and mineral interests
was approved as follows                  6,457,401      550,297      1,242,668      826             1               3
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investing to gain
control of a company's management
was approved as follows                  6,427,280      542,463      1,280,623      826             1               3
---------------------------------------------------------------------------------------------------------------------
A proposal to eliminate the fund's
fundamental investment restriction
with respect to investments in
other investment companies
was approved as follows                  6,561,691      454,459      1,234,216      827             0               3
---------------------------------------------------------------------------------------------------------------------

All tabulations are rounded to nearest whole number.




Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Richard P. Wyke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time for up-to-date information about the fund's net asset value.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29184-183                           12/96